Exhibit 24.1

POWER OF ATTORNEY

            Each of the undersigned Directors of PG&E Corporation (the “Corporation”) hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN M. HAYES, and each of them, as his or her attorneys in fact with full power of substitution and resubstitution to sign in his or her capacity as such Director of said Corporation:

(A)

a Registration Statement to be filed with the Securities and Exchange Commission relating to the offer and sale of 45 million shares of common stock of the Corporation under the PG&E Corporation Retirement Savings Plan and participant interests under the Plan, and

(B)
any and all amendments and other filings or documents related to such Registration Statement.

            Each of the undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, we have signed these presents this 16th day of June, 2004.

DAVID R. ANDREWS	ROBERT D. GLYNN, JR.
David R. Andrews	Robert D. Glynn, Jr.
LESLIE S. BILLER	DAVID M. LAWRENCE, MD
Leslie S. Biller	David M. Lawrence, MD
DAVID A COULTER	MARY. S. METZ
David A. Coulter	Mary S. Metz
C. LEE COX
C. Lee Cox	Barry Lawson Williams

POWER OF ATTORNEY

            ROBERT D. GLYNN, JR., the undersigned, Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation (the “Corporation”), hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN M. HAYES, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and President (principal executive officer) of said Corporation:

(A)

a Registration Statement to be filed with the Securities and Exchange Commission relating to the offer and sale of 45 million shares of common stock of the Corporation under the PG&E Corporation Retirement Savings Plan and participant interests under the Plan, and

(B)
any and all amendments and other filings or documents related to such Registration Statement.

            The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have signed these presents this 16th day of June, 2004.

ROBERT D. GLYNN, JR.

Robert D. Glynn, Jr.

POWER OF ATTORNEY

            PETER A. DARBEE, the undersigned, Senior Vice President and Chief Financial Officer of PG&E Corporation (the “Corporation”), hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN M. HAYES, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Chief Financial Officer (principal financial officer) of said Corporation:

(A)

a Registration Statement to be filed with the Securities and Exchange Commission relating to the offer and sale of 45 million shares of common stock of the Corporation under the PG&E Corporation Retirement Savings Plan and participant interests under the Plan, and

(B)
any and all amendments and other filings or documents related to such Registration Statement.

            The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have signed these presents this 16th day of June, 2004.

PETER A. DARBEE

Peter A. Darbee

POWER OF ATTORNEY

            CHRISTOPHER P. JOHNS, the undersigned, Senior Vice President and Controller of PG&E Corporation, hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Controller (principal accounting officer) of said Corporation:

(A)

a Registration Statement to be filed with the Securities and Exchange Commission relating to the offer and sale of 45 million shares of common stock of the Corporation under the PG&E Corporation Retirement Savings Plan and participant interests under the Plan, and

(B)
any and all amendments and other filings or documents related to such Registration Statement.

            The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have signed these presents this 16th day of June, 2004.

CHRISTOPHER P. JOHNS

Christopher P. Johns